UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024

LABCORP HOLDINGS INC.

(Exact name of registrant as specified in Charter)

Delaware (Labcorp Holdings Inc.)	1-11353	99-2588107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street, Burlington, North Carolina	27215
(Address of principal executive offices)	(Zip Code)

336-229-1127

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	LH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

The Underwriting Agreement

On September 16, 2024, Laboratory Corporation of America Holdings (the “Issuer”), the wholly owned subsidiary of Labcorp Holdings Inc. (the “Company”), and the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Issuer agreed to issue and sell $2,000,000,000 in senior notes (the “Offering”). The Offering consists of three tranches of senior notes: $650,000,000 aggregate principal amount of 4.350% Senior Notes due 2030 (the “2030 Notes”), $500,000,000 aggregate principal amount of 4.550% Senior Notes due 2032 (the “2032 Notes”) and $850,000,000 aggregate principal amount of 4.800% Senior Notes due 2034 (the “2034 Notes” and, together with the 2030 Notes and the 2032 Notes, the “Notes”). The Notes will bear interest from September 23, 2024, payable semi-annually on April 1 and October 1, commencing on April 1, 2025. The 2030 Notes, the 2032 Notes and the 2034 Notes will mature on April 1, 2030, April 1, 2032 and October 1, 2034, respectively. The 2030 Notes will be issued at 99.931% of par value. The 2032 Notes will be issued at 99.608% of par value. The 2034 Notes will be issued at 99.755% of par value. The Notes will be the Issuer’s senior unsecured obligations and will rank equally with the Issuer’s existing and future senior unsecured debt. The Notes will be fully and unconditionally guaranteed by the Company (the “Guarantees”). The Guarantees will be senior unsecured obligations of the Company and will rank equally in right of payment with any of the Company’s existing and future unsecured and unsubordinated indebtedness, if any, and unsecured guarantees.

The Issuer and the Company made certain customary representations, warranties and covenants concerning the Issuer, the Company, the Notes, the Guarantees and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not constitute a complete description of, and is qualified in its entirety by reference to, the full text of the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Offering

On September 16, 2024, the Company issued a press release announcing that the Issuer priced the Offering of the Notes. The Offering will be made pursuant to an effective shelf registration statement on Form S-3 of the Company and the Issuer (File Nos. 333-279510 and 333-279510-01) filed with the Securities and Exchange Commission (the “SEC”) on May 17, 2024, a base prospectus, dated May 17, 2024, and prospectus supplement, dated September 16, 2024, filed by the Company and the Issuer with the SEC pursuant to Rule 424(b) under the Securities Act.

The joint book-running managers and representatives for the Offering are BofA Securities, Inc., U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC, the book-running managers for the Offering are Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., and PNC Capital Markets LLC and the co-managers for the Offering are Barclays Capital Inc., Citigroup Global Markets Inc., Citizens JMP Securities, LLC, Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., TD Securities (USA) LLC, Truist Securities, Inc., and UBS Securities LLC. A copy of the base prospectus and related prospectus supplement may be obtained without charge from the SEC. Alternatively, a copy of the base prospectus and related prospectus supplement may be obtained from BofA Securities, Inc. by calling toll-free 1-800-294-1322, from U.S. Bancorp Investments, Inc. by calling toll-free 1-877-558-2607, or from Wells Fargo Securities, LLC by calling toll-free 1-800-645-3751.

The Issuer expects to use the net proceeds of the Offering to redeem or repay indebtedness, which is expected to include $400.0 million of the Issuer’s outstanding 2.30% Senior Notes due December 1, 2024 and $1.0 billion of the Issuer’s outstanding 3.60% Senior Notes due February 1, 2025. In addition, the Issuer intends to use the net proceeds of the Offering to repay $350.0 million of borrowings under its revolving credit facility, and, to the extent not used for such purpose, for other general corporate purposes. The Offering is expected to close on September 23, 2024, subject to the satisfaction of customary closing conditions.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

This announcement does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering of these securities may be made only by means of the prospectus supplement and the accompanying prospectus.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements including statements about the proposed offering of the Notes and use of proceeds therefrom. Each of the forward-looking statements is subject to change based on various important factors, including the risk that the offering may not be completed. As a result, readers are cautioned not to place undue reliance on any of these forward-looking statements. The Company has no obligation to provide any updates to these forward-looking statements, even if its expectations change. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks, and uncertainties that could affect operating and financial results is included in the Company’s most recent Annual Report on Form 10-K and subsequent Forms 10-Q, including in each case under the heading “RISK FACTORS,” and in the Company’s other filings with the SEC.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement, dated September 16, 2024, by and among Labcorp Holdings Inc., Laboratory Corporation of America Holdings, BofA Securities, Inc., U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

99.1	Press Release dated September 16, 2024 issued by Labcorp Holdings Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABCORP HOLDINGS INC.
Registrant
Date: September 17, 2024

	By:	/s/ Sandra D. van der Vaart
Sandra D. van der Vaart
Executive Vice President, Chief Legal Officer and Secretary